Exhibit A

Fund	Effective Date
First Trust Income Opportunities ETF (FCEF)	September 28, 2016
First Trust Flexible Municipal High Income ETF (MFLX)	September 28, 2016
First Trust Smith Opportunistic Fixed Income ETF (FIXD)	February 13, 2017
First Trust Smith Unconstrained Bond ETF (UCON)	May 29, 2018
First Trust Low Duration Strategic Focus ETF (LSDF)	December 18, 2018
FT Vest U.S. Equity Buffer ETF – August (FAUG)	November 1, 2019
FT Vest U.S. Equity Deep Buffer ETF – August (DAUG)	November 1, 2019
FT Vest U.S. Equity Buffer ETF – November (FNOV)	November 1, 2019
FT Vest U.S. Equity Deep Buffer ETF – November (DNOV)	November 1, 2019
First Trust Active Factor Large Cap ETF (AFLG)	November 24, 2019
First Trust Active Factor Mid Cap ETF (AFMC)	November 24, 2019
First Trust Active Factor Small Cap ETF (AFSM)	November 24, 2019
FT Vest U.S. Equity Buffer ETF – February (FFEB)	February 5, 2020
FT Vest U.S. Equity Deep Buffer ETF – February (DFEB)	February 5, 2020
First Trust Securitized Plus ETF (DEED)	April 6, 2020
FT Vest U.S. Equity Buffer ETF – May (FMAY)	May 1, 2020
FT Vest U.S. Equity Deep Buffer ETF – May (DMAY)	May 1, 2020
FT Vest U.S. Equity Buffer ETF – June (FJUN)	June 1, 2020
FT Vest U.S. Equity Deep Buffer ETF – June (DJUN)	June 1, 2020
FT Vest U.S. Equity Buffer ETF – July(FJUL)	July 1, 2020
FT Vest U.S. Equity Deep Buffer ETF – July (DJUL)	July 1, 2020
FT Vest Laddered Buffer ETF (BUFR)	August 10, 2020
FT Vest U.S. Equity Buffer ETF – September (FSEP)	September 1, 2020
FT Vest U.S. Equity Deep Buffer ETF – September (DSEP)	September 1, 2020
FT Vest U.S. Equity Buffer ETF – October (FOCT)	October 5, 2020
FT Vest U.S. Equity Deep Buffer ETF – October (DOCT)	October 5, 2020
FT Vest U.S. Equity Buffer ETF – December (FDEC)	December 8, 2020
FT Vest U.S. Equity Deep Buffer ETF – December (DDEC)	December 8, 2020
FT Vest Nasdaq-100® Buffer ETF – December (QDEC)	December 9, 2020
FT Vest International Equity Moderate Buffer ETF – December (YDEC)	December 9, 2020
FT Vest U.S. Equity Buffer ETF – January (FJAN)	January 4, 2021
FT Vest U.S. Equity Deep Buffer ETF – January (DJAN)	January 4, 2021
FT Vest Laddered Deep Buffer ETF (BUFD)	January 15, 2021
FT Vest U.S. Equity Buffer ETF – March (FMAR)	March 8, 2021
FT Vest U.S. Equity Deep Buffer ETF – March (DMAR)	March 8, 2021
FT Vest Nasdaq-100® Buffer ETF – March (QMAR)	March 8, 2021
FT Vest International Equity Moderate Buffer ETF – March (YMAR)	March 8, 2021
FT Vest U.S. Equity Buffer ETF – April (FAPR)	April 15, 2021
FT Vest U.S. Equity Deep Buffer ETF – April (DAPR)	April 15, 2021
First Trust Innovation Leaders ETF (ILDR)	May 24, 2021
First Trust Expanded Technology ETF(XPND)	June 8, 2021
FT Vest Nasdaq-100® Buffer ETF – June (QJUN)	June 17, 2021
FT Vest International Equity Moderate Buffer ETF – June (YJUN)	June 17, 2021
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – June (XJUN)	June 28, 2021
FT Vest Nasdaq-100® Buffer ETF – September (QSEP)	September 16, 2021
FT Vest International Equity Moderate Buffer ETF – September (YSEP)	September 16, 2021
First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)	September 16, 2021
First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)	October 8, 2021
FT Vest Buffered Allocation Defensive ETF (BUFT)	October 25, 2021
FT Vest Buffered Allocation Growth ETF (BUFG)	October 25, 2021
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – December (XDEC)	December 10, 2021
FT Vest Laddered Nasdaq Buffer ETF (BUFQ)	June 14, 2022
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – September (XSEP)	September 20, 2022
FT Vest U.S. Equity Moderate Buffer ETF – January (GJAN)	January 12, 2023
First Trust Multi-Strategy Alternative ETF (LALT)	January 27, 2023
FT Vest U.S. Equity Moderate Buffer ETF – February (GFEB)	February 10, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – March (XMAR)	March 10, 2023
FT Vest U.S. Equity Moderate Buffer ETF – March (GMAR)	March 10, 2023
FT Vest U.S. Equity Moderate Buffer ETF – April (GAPR)	April 14, 2023
FT Vest U.S. Equity Moderate Buffer ETF – May (GMAY)	May 15, 20232
FT Vest U.S. Small Cap Moderate Buffer ETF – May (SMAY)	May 15, 2023
FT Vest U.S. Equity Moderate Buffer ETF – June (GJUN)	June 9, 2023
FT Vest U.S. Equity Moderate Buffer ETF – July (GJUL)	June 9, 2023
FT Vest U.S. Equity Moderate Buffer ETF – August (GAUG)	June 9, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – July (XJUL)	July 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – August (XAUG)	July 12, 2023
FT Vest U.S. Small Cap Moderate Buffer ETF – August (SAUG)	August 7, 2023
FT Vest U.S. Equity Moderate Buffer ETF – September (GSEP)	September 8, 2023
FT Vest U.S. Equity Moderate Buffer ETF – October (GOCT)	September 8, 2023
FT Vest U.S. Equity Moderate Buffer ETF – November (GNOV)	September 8, 2023
FT Vest U.S. Equity Moderate Buffer ETF – December (GDEC)	September 8, 2023
FT Vest U.S. Equity Buffer & Premium Income ETF – September (XISE)	September 9, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – October (XOCT)	October 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – November (XNOV)	October 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – January (XJAN)	October 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – February (XFEB)	October 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – April (XAPR)	October 12, 2023
FT Vest U.S. Equity Enhance & Moderate Buffer ETF – May (XMAY)	October 12, 2023
FT Vest Laddered Moderate Buffer ETF (BUFZ)	October 19, 2023
FT Vest U.S. Small Cap Moderate Buffer ETF – November (SNOV)	November 6, 2023
First Trust Active Global Quality Income ETF (AGQI)	November 17, 2023
FT Vest U.S. Equity Buffer & Premium Income ETF – September (XIDE)	December 4, 2023
FT Vest U.S. Small Cap Moderate Buffer ETF – February (SFEB)	February 5, 2024
FT Vest U.S. Equity Buffer & Premium Income ETF – March (XIMR)	March 18, 2023
FT Vest U.S. Equity Max Buffer ETF – March (MARM)	March 22, 2024
FT Vest Nasdaq®-100 Conservative Buffer ETF – April (QCAP)	April 8, 2024
FT Vest Nasdaq®-100 Conservative Buffer ETF – July (QCJL)	April 8, 2024
FT Vest Nasdaq®-100 Conservative Buffer ETF – October (QCOC)	April 8, 2024
FT Vest Nasdaq®-100 Conservative Buffer ETF – January (QCJA)	April 8, 2024
FT Energy Income Partners Enhanced Income ETF (EIPI)	May 1, 2024
FT Vest Nasdaq®-100 Moderate Buffer ETF – May (QMMY)	May 6, 2024
FT Vest Nasdaq®-100 Moderate Buffer ETF – August (QMAG)	May 6, 2024
FT Vest Nasdaq®-100 Moderate Buffer ETF – November (QMNV)	May 6, 2024
FT Vest Nasdaq®-100 Moderate Buffer ETF – February (QMFE)	May 6, 2024
FT Vest Laddered Small Cap Moderate Buffer ETF (BUFS)	May 21, 2024
FT Vest U.S. Equity Buffer & Premium Income ETF – June (XIJN)	June 10, 2024
FT Vest U.S. Equity Max Buffer ETF – June (JUNM)	June 10, 2024
FT Vest U.S. Equity Equal Weight Buffer ETF – June (RSJN)	June 14, 2024
FT Vest U.S. Equity Max Buffer ETF – July (JULM)	July 24, 2024
FT Vest U.S. Equity Max Buffer ETF – August (AUGM)	August 12, 2024
FT Vest U.S. Equity Max Buffer ETF – September (SEPM)	August 12, 2024
FT Vest U.S. Equity Equal Weight Buffer ETF – September (RSSE)	September 6, 2024
FT Vest U.S. Equity Equal Weight Buffer ETF – December (RSDE)	September 6, 2024
FT Vest U.S. Equity Equal Weight Buffer ETF – March (RSMR)	September 6, 2024
FT Vest Emerging Markets Buffer ETF – September (TSEP)	September 11, 2024
FT Vest Emerging Markets Buffer ETF – December (TDEC)	September 11, 2024
FT Vest Emerging Markets Buffer ETF – March (TMAR)	September 11, 2024
FT Vest Laddered International Moderate Buffer ETF (BUFY)	September 23, 2024
FT Vest U.S. Equity Max Buffer ETF – October (OCTM)	October 8, 2024
FT Vest U.S. Equity Max Buffer ETF – November (NOVM)	October 8, 2024
FT Vest U.S. Equity Max Buffer ETF – December (DECM)	October 8, 2024
FT Vest U.S. Equity Max Buffer ETF – January (JANM)	October 8, 2024
FT Vest U.S. Equity Max Buffer ETF – February (FEBM)	October 8, 2024
FT Vest U.S. Equity Max Buffer ETF – April (APXM)	October 8, 2024
FT Vest U.S. Equity Max Buffer ETF – May (MAYM)	October 8, 2024
FT Vest U.S. Equity Quarterly 2.5 to 15 Buffer ETF (DHDG)	October 16, 2024
FT Vest U.S. Equity Uncapped Accelerator ETF – October (UXOC)	October 18, 2024
FT Vest U.S. Equity Uncapped Accelerator ETF – January (UXJA)	October 18, 2024
FT Vest U.S. Equity Uncapped Accelerator ETF – April (UXAP)	October 18, 2024
FT Vest U.S. Equity Quarterly Dynamic Buffer ETF (FHDG)	November 8, 2024
FT Vest U.S. Equity Quarterly Max Buffer ETF (SQMX)	December 16, 2024
FT Vest Emerging Markets Buffer ETF - June (TJUN)	June 13, 2025
FT Vest Laddered Enhance & Moderate Buffer ETF (BUFX)	June 16, 2025
FT Vest Laddered Max Buffer ETF (BUFH)	June 16, 2025
FT Confluence BDC & Specialty Finance Income ETF (FBDC)	June 23, 2025
FT Vest U.S. Equity Uncapped Accelerator ETF – July (UXJL)	July 11, 2025
FT Vest U.S. Equity Dual Directional Buffer ETF – August (DLAG)	September 18, 2025
FT Vest U.S. Equity Dual Directional Buffer ETF – November (DLNV)	September 18, 2025
FT Vest U.S. Equity Dual Directional Buffer ETF – February (DLFE)	September 18, 2025
FT Vest U.S. Equity Dual Directional Buffer ETF – May (DLMY)	September 18, 2025
FT Vest U.S. Equity Buffer & Digital Return ETF – October (DGOC)	October 9, 2025
FT Vest U.S. Equity Buffer & Digital Return ETF – January (DGJA)	October 9, 2025
FT Vest U.S. Equity Buffer & Digital Return ETF – April (DGAP)	October 9, 2025
FT Vest Laddered Emerging Markets Buffer ETF (BUFE)	March 30, 2026
FT Vest Laddered U.S. Equity Uncapped Accelerator ETF (BFXU)	March 30, 2026
FT Vest Laddered U.S. Equity Equal Weight Buffer ETF (BFEW)	March 30, 2026
First Trust Active Factor Large Cap Growth ETF (AFGR) (fka First Trust Multi-Manager Large Growth ETF (MMLG)	June 5, 2026
FT Vest Nasdaq-100 Dual Directional Buffer ETF – June (DQJN)	June 10, 2026
FT Vest Nasdaq-100 Dual Directional Buffer ETF – September (DQSE)	June 10, 2026
FT Vest Nasdaq-100 Dual Directional Buffer ETF – December (DQDE)	June 10, 2026
FT Vest Nasdaq-100 Dual Directional Buffer ETF – March (DQMR)	June 10, 2026
FT Vest U.S. Equity Buffer & Digital Return ETF – July (DGJL)	July 2, 2026